Exhibit 10.1

AMENDED AND RESTATED AMENDMENT NO. 2
TO THE
STRATEGIC RELATIONSHIP AGREEMENT

This Amended and Restated Amendment No. 2 (this “Amended and Restated Amendment No. 2”, entered into as of the 21st day of October, 2015, by and among Realogy Services Group LLC (f/k/a Cendant Real Estate Services Group, LLC), a Delaware limited liability company, Realogy Services Venture Partner LLC (successor to Cendant Real Estate Services Venture Partner, Inc.), a Delaware limited liability company, PHH Corporation, a Maryland corporation, PHH Mortgage Corporation, a New Jersey corporation, PHH Broker Partner Corporation, a Maryland corporation, and PHH Home Loans, LLC, a Delaware limited liability company (collectively, the “Parties”), amends and restates Amendment No. 2 dated September 9, 2015 (“Amendment No. 2”) to the Strategic Relationship Agreement dated as of January 31, 2005 by and among the Parties, as amended by Amendment No. 1 thereto dated as of May 12, 2005 (the “SRA”).
Capitalized terms used in this Amended and Restated Amendment No. 2 without definition shall have the meanings given to them in the SRA.
WHEREAS, the Parties desire to amend and restate Amendment No. 2 to eliminate Article VI of the SRA in its entirety and revise Section 10.3(a) of the SRA.
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in the SRA and this Amended and Restated Amendment No. 2, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Article VI of the SRA shall be deleted in its entirety and replaced with “[Deliberately left blank]”.

2.
Section 10.3(a) of the SRA shall be amended as follows: the text preceding the proviso clause shall be deleted in its entirety and replaced with “Neither PHH nor any of its Subsidiaries shall directly solicit any Customer or any Cendant Customer to purchase any product or service without the prior written consent of the Cendant Member.”

3.
The term “Agreement” as used in the SRA shall be deemed to refer to the SRA as amended hereby. Except as set forth herein, the SRA shall remain in full force and effect and shall be otherwise unaffected hereby. In the event of any conflict or inconsistency between the provisions of this Amended and Restated Amendment No. 2, on the one hand, and the SRA, on the other hand, with respect to the matters set forth herein and contemplated hereby, the provisions of this Amended and Restated Amendment No. 2 shall govern such conflict or inconsistency.

4.
This Amended and Restated Amendment No. 2 may be executed in any number of counterparts and by facsimile/PDF, and each of such counterparts shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Amendment No. 2 to the SRA, effective as of the date first written above.
REALOGY SERVICES GROUP LLC
(f/k/a Cendant Real Estate Services Group, LLC)

By:    /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    EVP, CFO & Treasurer
REALOGY SERVICES Venture Partner LLC
(successor to Cendant Real Estate Services Venture Partner, Inc.)

By:     /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    EVP, CFO & Treasurer
PHH CORPORATION

By:    /s/ Glen A. Messina
Name:    Glen A. Messina
Title:    President & CEO
PHH MORTGAGE CORPORATION

By:     /s/ Glen A. Messina
Name:     Glen A. Messina
Title:    President & CEO
PHH HOME LOANS, LLC

By:     /s/ Glen A. Messina
Name:    Glen A. Messina
Title:    President
PHH BROKER PARTNER CORPORATION

By:     /s/ Glen A. Messina
Name:    Glen A. Messina
Title:    President